Sale of the asset management unit and discontinued operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
3.	Sale of the asset management unit and discontinued operations

On April 2, 2013, the Bank reached a definitive agreement to sale its asset management unit (the “Management Unit”) to Alpha4X Asset Management, LLC and related companies (“Alpha4X”). Alpha 4X Asset Management, LLC is a company majority-owned by former executives of the Management Unit (see Note 7). The sale closed in the second quarter of 2013.

The sale resulted in a gain of $455 thousand, which is reported in net loss from discontinued operations in the consolidated statements of income. The Bank applied discontinued operations accounting to the operations of the Management Unit in accordance with ASC Topic 205-20 – Presentation of Financial Statements – Discontinued Operations.

The following table summarizes the operating results of the discontinued operations:

	Year ended December 31
(In thousands of US$)	2013	2012	2011
Other income:
Fees and commissions (1)	610	2,683	2,942
Other income	468	20	-
	1,078	2,703	2,942
Operating expenses:
Salaries and other employee expenses	373	1,535	1,443
Depreciation and amortization	8	21	27
Professional services	462	699	731
Maintenance and repairs	1	7	5
Other operating expenses	238	1,122	1,156
Total operating expenses	1,082	3,384	3,362
Net loss from discontinued operations	(4)	(681)	(420)

(1) Includes management fees from investment funds for $567 thousand, $2,588 thousand and $2,832 in 2013, 2012 y 2011, respectively.